                                                                    Exhibit 99.I



               Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment No. 31 to the Registration Statement (Form N-1A) (No. 33-14363) of Delaware Group Premium Fund of our reports dated February 4, 2000, included in the 1999 Annual Reports to shareholders.




Philadelphia, Pennsylvania
April 25, 2000


/s/Ernst & Young LLP
--------------------
Ernst & Young LLP

                         Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Group Premium Fund - Aggressive Growth Series

We have audited the accompanying statement of net assets of Aggressive Growth Series (the "Series") as of December 31, 1999, and the related statement of operations, statement of changes in net assets and financial highlights for the period May 3, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aggressive Growth Series at December 31, 1999, and the results of its operations, the changes in its net assets and its financial highlights for the period May 3, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States.



Philadelphia, Pennsylvania
February 4, 2000

/s/Ernst & Young LLP
--------------------
Ernst & Young LLP

                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Premium Fund - Capital Reserves Series

We have audited the accompanying statement of net assets of Capital Reserves Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Reserves Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
February 4, 2000

/s/Ernst & Young LLP
--------------------
Ernst & Young LLP

                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Premium Fund - Cash Reserve Series

We have audited the accompanying statement of net assets of Cash Reserve Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cash Reserve Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
February 4, 2000

/s/Ernst & Young LLP
--------------------
Ernst & Young LLP

                         Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Group Premium Fund - Convertible Securities Series

We have audited the accompanying statement of net assets of Convertible Securities Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 1997 (commencement of operations) through December 31, 1997. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Convertible Securities Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period May 1, 1997 (commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
February 4, 2000

/s/Ernst & Young LLP
--------------------
Ernst & Young LLP

                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Premium Fund - Delaware Balanced Series

We have audited the accompanying statement of net assets of Delaware Balanced Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Balanced Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
February 4, 2000

/s/Ernst & Young LLP
--------------------
Ernst & Young LLP

                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Premium Fund - DelCap Series

We have audited the accompanying statement of net assets of DelCap Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DelCap Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
February 4, 2000

/s/Ernst & Young LLP
--------------------
Ernst & Young LLP

                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Premium Fund - Delchester Series

We have audited the accompanying statement of net assets of Delchester Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delchester Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
February 4, 2000

/s/Ernst & Young LLP
--------------------
Ernst & Young LLP

                         Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Group Premium Fund - Devon Series

We have audited the accompanying statement of net assets of Devon Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 1997 (commencement of operations) through December 31, 1997. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Devon Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period May 1, 1997 (commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
February 4, 2000

/s/Ernst & Young LLP
--------------------
Ernst & Young LLP

                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Premium Fund - Emerging Markets Series

We have audited the accompanying statement of net assets and statement of assets and liabilities of Emerging Markets Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 1997 (commencement of operations) through December 31, 1997. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and for the period May 1, 1997 (commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
February 4, 2000

/s/Ernst & Young LLP
--------------------
Ernst & Young LLP

                         Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Group Premium Fund - Global Bond Series

We have audited the accompanying statement of net assets of Global Bond Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 2, 1996 (commencement of operations) through December 31, 1996. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Bond Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period May 2, 1996 (commencement of operations) through December 31, 1996, in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
February 4, 2000

/s/Ernst & Young LLP
--------------------
Ernst & Young LLP

                         Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Group Premium Fund - Growth and Income Series

We have audited the accompanying statement of net assets of Growth and Income Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth and Income Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
February 4, 2000

/s/Ernst & Young LLP
--------------------
Ernst & Young LLP

                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Premium Fund - International Equity Series

We have audited the accompanying statement of net assets of International Equity Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Equity Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
February 4, 2000

/s/Ernst & Young LLP
--------------------
Ernst & Young LLP

                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Premium Fund - REIT Series

We have audited the accompanying statement of net assets of REIT Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period May 4, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of REIT Series at December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period May 4, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
February 4, 2000

/s/Ernst & Young LLP
--------------------
Ernst & Young LLP

                         Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Group Premium Fund - Small Cap Value Series

We have audited the accompanying statement of net assets of Small Cap Value Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Value Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
February 4, 2000

/s/Ernst & Young LLP
--------------------
Ernst & Young LLP

                         Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Group Premium Fund - Social Awareness Series

We have audited the accompanying statement of net assets of Social Awareness Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 1997 (commencement of operations) through December 31, 1997. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Social Awareness Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period May 1, 1997 (commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
February 4, 2000

/s/Ernst & Young LLP
--------------------
Ernst & Young LLP

                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Premium Fund - Strategic Income Series

We have audited the accompanying statement of net assets of Strategic Income Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 1997 (commencement of operations) through December 31, 1997. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Income Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period May 1, 1997 (commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
February 4, 2000

/s/Ernst & Young LLP
--------------------
Ernst & Young LLP

                         Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Group Premium Fund. - Trend Series

We have audited the accompanying statement of net assets of Trend Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Trend Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
February 4, 2000

/s/Ernst & Young LLP
--------------------
Ernst & Young LLP

                         Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Group Premium F - U.S. Growth Series

We have audited the accompanying statement of net assets of U.S. Growth Series (the "Series") as of December 31, 1999, and the related statement of operations, statement of changes in net assets and financial highlights for the period November 15, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Growth Series at December 31, 1999, and the results of its operations, the changes in its net assets and its financial highlights for the period November 15, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
February 4, 2000

/s/Ernst & Young LLP
--------------------
Ernst & Young LLP